UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2014 (April 25, 2014)

____________________________

Bob Evans Farms, Inc.

(Exact name of registrant as specified in its charter)

____________________________

Delaware	0-1667	31-4421866
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8111 Smith’s Mill Road	43054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 491-2225

Not applicable

(Former name or former address, if changed since last report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (“Board”) of Bob Evans Farms, Inc. (“Company”) took the following actions at a meeting of the Board held on April 25, 2014:

A.	E. Gordon Gee Resignation. Effective March 3, 2014, Dr. Gee accepted the full-time position of President of West Virginia University. Pursuant to Company’s Corporate Governance Principles, Dr. Gee tendered a letter of conditional resignation from the Board due to the change in his position, a copy of which is attached as Exhibit 99.1 hereto. The Board, on a recommendation by the Board’s Nominating and Corporate Governance Committee, determined to accept Dr. Gee’s letter of resignation effective on April 25, 2014, so that Dr. Gee can devote his full time and efforts to his new position. Dr. Gee was serving on the Nominating and Corporate Governance Committee and the Finance Committee. There were no disagreements between Dr. Gee and the Company known to the Company.

B.	Appointment of Kathy S. Lane, Larry S. McWilliams and Kevin M. Sheehan to the Board. As permitted by the Company’s By-Laws, effective April 25, 2014, the Board voted unanimously to set the number of directors on the Board at 12, an increase from the current ten, and to appoint Kathy S. Lane, Larry S. McWilliams and Kevin M. Sheehan to fill the vacancies on the Board caused by such increase and Dr. Gee’s resignation. Ms. Lane will serve on the Finance and the Nominating and Corporate Governance Committees. Messrs. McWilliams and Sheehan will each serve on the Audit and the Nominating and the Corporate Governance Committees.

Ms. Lane, and Messrs. McWilliams and Sheehan will be compensated for their service on the Board in accordance with the Company’s director compensation program as outlined in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2013. Ms. Lane and Messrs. McWilliams and Sheehan will be compensated for their service on the Board in accordance with the Company’s director compensation program applicable to non-employee directors, as outlined in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 12, 2013. Pursuant to that program, each non-employee director receives an annual award of the Company’s common stock on the day of the Annual Meeting of Stockholders with a value of approximately $100,000 (calculated using the closing price of our common stock on the grant date). At this time, Ms. Lane and Messrs. Sheehan and McWilliams do not own beneficially, directly or indirectly, any securities of the Company. Non-employee directors also receive an annual retainer of $36,000, paid monthly, a fee for each Board and committee meeting they attend and reimbursement of out-of-pocket expenses for travel to and from meetings. We maintain a life insurance policy with a death benefit of $50,000 on behalf of each non-employee directors. The Company intends to enter into its standard form of indemnification agreement with each of Ms. Lane and Messrs. McWilliams and Sheehan.

There are no transactions that require disclosure pursuant to Item 404(a) of Regulation S-K as a result of their appointment to the Board. Other than as described herein, there are no arrangements or understandings between Ms. Lane and Messrs. McWilliams and Sheehan, and any other persons, pursuant to which such directors were selected as a director.

Additional information on Ms. Lane and Messrs. McWilliams and Sheehan is available in the Company’s press release dated April 28, 2014, attached as Exhibit 99.2 hereto.

C.	Larry C. Corbin and G. Robert Lucas Retirements. Messrs. Corbin and Lucas have indicated to the Board that they will retire and not seek re-nomination to the Board. As such, Messrs. Corbin and Lucas will not be re-nominated and will retire effective immediately prior to the Company’s 2014 Annual Meeting of Shareholders. There were no disagreements between Messrs. Corbin and Lucas and the Company known to the Company. Messrs. Corbin and Lucas have submitted letters to the Board acknowledging their retirement, which are attached as Exhibits 99.3 and 99.4 hereto.

With the changes made on April 25, 2014 and described herein, the Board will consist of 12 directors, 11 of whom are independent. At the time of Messrs. Corbin’s and Lucas’ retirement immediately prior to the Company’s annual meeting, the size of the Board is expected to be reduced to ten.

Item 8.01 Other Events.

On April 28, 2014, the Company issued a press release (the “Press Release”) regarding the actions described above. The Press Release is available on its website at http://www.bobevans.com/investors/default.aspx and is also furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company’s reports on Forms 10-K, 10-Q and 8-K filed with the SEC, and other publicly available information, should be consulted for other important information about the Company.

Some of the matters discussed in this Current Report on Form 8-K, including Exhibit 99.2, constitute forward-looking statements within the meaning of the “safe-harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the Company and/or its management.

The Company’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, the risk factors set forth in the Company’s filings with the SEC.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies in connection with the Company’s 2014 Annual Meeting of Stockholders. The Company intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders. WE URGE INVESTORS TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on July 12, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended April 26, 2013, filed with the SEC on June 21, 2013 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended April 26, 2014 filed on September 3, 2013, December 26, 2013, and March 4, 2014, respectively. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2013 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Stockholders will be able to obtain, free of charge, copies of these documents, including any proxy statement (and amendments or supplements thereto) and accompanying WHITE proxy card, and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investors.bobevans.com/sec.cfm.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Letter from E. Gordon Gee to the Bob Evans Farms, Inc. Board of Directors, dated March 3, 2014

99.2	Bob Evans Farms, Inc. Press Release dated April 28, 2014

99.3	Letter from Larry C. Corbin to the Bob Evans Farms, Inc. Board of Directors, dated April 24, 2014

99.4	Letter from G. Robert Lucas to the Bob Evans Farms, Inc. Board of Directors, dated April 25, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 28, 2014

BOB EVANS FARMS, INC.

By:	/s/ Kevin C. O’Neil
Kevin C. O’Neil, Vice President,
Assoc. General Counsel and Asst. Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter from E. Gordon Gee to the Bob Evans Farms, Inc. Board of Directors, dated March 3, 2014

99.2	Bob Evans Farms, Inc. Press Release dated April 28, 2014

99.3	Letter from Larry C. Corbin to the Bob Evans Farms, Inc. Board of Directors, dated April 24, 2014

99.4	Letter from G. Robert Lucas to the Bob Evans Farms, Inc. Board of Directors, dated April 25, 2014